Note 20 - Fair Value Measurements and Fair Values of Financial Instruments - Additional Information on Assets Measured at Fair Value on a Nonrecurring Basis (Details) - Appraisal of Collateral [Member] - Fair Value, Inputs, Level 3 [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Collateral-dependent loans	$ 755
Meaurement Input, Appraisal Adjustments Rate [Member] | Weighted Average [Member]
Collateral-dependent loans	0.08